Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Next Generation Energy Corp., a Nevada corporation (the “Company”), does hereby certify, to the best of his knowledge, that:

1.     The Quarterly Report on Form 10-Q/A for the period ending June 30, 2011 (the “Report”) of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darryl Reed
Darryl Reed,
Chief Executive Officer and Chief Financial Officer
(principal executive officer and principal financial and accounting officer)

Date:  March 16, 2012